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                                                                 Exhibit 10.80


                                PREMIUM LETTER
                                --------------



                              December 30, 1997



Pan American Bank, FSB
1300 South El Camino Real, Suite 320
Orange, California  92868


     Re: Policy No. 50660-N, issued by Financial Security Assurance Inc. on December 30, 1997 in connection with Lehman ABS Corporation, $114,425,000 United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1, Class
                  -------------------------------------------------------------
     A (the "Securities")
     --------------------

Ladies and Gentlemen:

          This letter will confirm the agreement among Pan American Bank, FSB (the "Company") and Financial Security Assurance Inc. ("Financial Security") that the following nonrefundable payments are to be made in connection with, and subject to, the closing of the referenced transaction and in consideration of the issuance by Financial Security of its Financial Guaranty Insurance Policy No. 50660-N (the "Policy") in respect thereof. The premium paid hereunder shall be nonrefundable for any reason whatsoever, including the lack of any payment under the Policy or any other circumstances relating to the Securities or provision being made for payments of the Securities prior to maturity.

          The payments payable pursuant to the terms hereof shall constitute the "Premium" referred to in Section 3.02 of that certain Insurance and Indemnity Agreement, dated as of December 1, 1997 (the "Insurance Agreement"), among Financial Security, the Company, United PanAm Mortgage Corporation (the "Seller") and the Depositor. This letter is the Premium Letter referred to in the Insurance Agreement. The obligations of the Company hereunder constitute obligations of the Company under the Insurance Agreement.

          Any capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of December 1, 1997, among the Depositor, the Seller, the Company and Bankers Trust Company of California, N.A. (the "Trustee").

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                   EXPECTED CLOSING DATE:  December 30, 1997


                          AMOUNTS PAYABLE AT CLOSING
----------------------------------------------------------------------------------
Type of Payment         Amount          Payee                   Purpose
==================================================================================
Federal Funds Wire    $21,454.69  Financial Security  Initial Premium

Federal Funds Wire     25,040.00  Financial Security  Due Diligence Costs

Federal Funds Wire     30,000.00  Financial Security  Legal Fees and Disbursements
Federal Funds Wire      4,000.00  Financial Security  Auditor's Fees
==================================================================================
Federal Funds Wire    $80,494.69  Financial Security  Total
==================================================================================


          The amount due on the Closing Date shall include the Premium payable for the period from the Closing Date through and including the first Payment Date. The Premium is payable monthly in advance on each Distribution Date, through (but not including) the Final Distribution Date, by federal funds wire transfer as specified below. Each such payment shall be equal to 25 basis points multiplied by the Certificate Principal Balance of the Securities as of the first day of the month in which such Distribution Date occurs, such product then divided by 12.

          Unless another account is designated to you in writing by the President or a Managing Director of Financial Security, Federal funds wire transfers to Financial Security should be made with the following details specifically stated on the wire instructions:

                    Bank:     The Bank of New York
                    ABA #021000018

                    For the Account of:

                    Financial Security Assurance Inc.
                    Account Number:      8900297263
                    Policy Number:       50660-N

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          IN WITNESS WHEREOF, the parties havve caused their names to be signed hereto by their respective duly authorized officers as of the date hereof.


                              FINANCIAL SECURITY ASSURANCE INC.


                              By: /s/
                                 -------------------------------
                              Title:          Authorized Officer



Acknowledged and Agreed:

PAN AMERICAN BANK, FSB


By: /s/
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

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